                                                                    EXHIBIT 10.4

WHEREVER CONFIDENTIAL INFORMATION IS OMITTED HEREIN (SUCH OMISSIONS ARE DENOTED BY AN ASTERISK), SUCH CONFIDENTIAL INFORMATION HAS BEEN SUBMITTED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                    FOURTH AMENDMENT TO DEVELOPMENT AGREEMENT
              FIRST AMENDMENT TO MANUFACTURING AND SUPPLY AGREEMENT

This Agreement shall be the Fourth Amendment to the Development Agreement by and between Janssen Pharmaceutica International, a division of Cilag International AG, having its place of business in CH-6300 Zug, Switzerland ("JANSSEN") and Medisorb Technologies International, A Delaware limited partnership ("Medisorb"), which agreement has in the meantime been duly assigned from Medisorb to Alkermes Controlled Therapeutics Inc. II, a company organized and existing under the laws of the Commonwealth of Pennsylvania, 64 Sidney Street, Cambridge, MA 02139-4136, U.S.A. ("ACT II") by a deed of assignment dated. March 1, 1996.

This Agreement shall also be the First Amendment to the Manufacturing and Supply Agreement by and between JPI PHARMACEUTICA INTERNATIONAL, a division of Cilag AG International Zug, a company duly organized and existing under the laws of Switzerland, having its principal office in CH-6300 Zug, Kollerstrasse 38, Switzerland (hereinafter referred to as "JPI"), and JANSSEN PHARMACEUTICA Inc., 1125 Trenton-Harbourton Road, Titusville, NJ 08560, USA (hereinafter referred to as "JANSSEN US") and ACT II, which agreement has since been duly transferred from JANSSEN PHARMACEUTICA INC. TO JANSSEN PHARMACEUTICA PRODUCTS, L.P. (JPI and JANSSEN US collectively referred to herein as "JANSSEN").

WHEREAS JANSSEN and ACT II desire to amend certain terms of the Development Agreement and the Manufacturing and Supply Agreement with respect to the ownership of certain capital equipment.

NOW THEREFORE, the parties agree to amend the Development Agreement and the Manufacturing and Supply Agreement as follows:

1. Notwithstanding the provisions of Section 4 of the SECOND AMENDMENT to the Development Agreement and Section 2.2 of the Manufacturing and Supply Agreement, JANSSEN agrees to sell to ACT II and ACT II agrees to purchase from JANSSEN the equipment described on Exhibit A, attached hereto and made a part hereof (the "Equipment") for good and valuable consideration of $1.00 (one U.S. dollar).

2. THE EQUIPMENT IS SOLD "WHERE IS; AS IS" WITHOUT ANY REPRESENTATION OR WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY REPRESENTATION OR WARRANTY AS TO THE DESIGN, QUALITY OR CONDITION OF THE EQUIPMENT, ANY WARRANTY OF MERCHANTABILITY OR FITNESS OF THE

      EQUIPMENT FOR ANY PARTICULAR PURPOSE OR AS TO THE OTHER MATTER RELATING TO THE EQUIPMENT OR ANY PART THEREOF. ACT II CONFIRMS THAT IT HAS SELECTED THE EQUIPMENT ON THE BASIS OF ITS OWN JUDGMENT AND EXPRESSLY DISCLAIMS RELIANCE UPON ANY STATEMENTS, REPRESENTATIONS OR WARRANTIES MADE BY JANSSEN.

3. ACT II HEREBY ASSUMES AND RELEASES JANSSEN FROM ANY AND ALL CLAIMS ARISING FROM THE USE OR OPERATION OF THE EQUIPMENT (OR THE FAILURE TO OPERATE OR OTHER IMPROPER FUNCTIONING OF THE EQUIPMENT), OR ANY PART THEREOF, FROM AND AFTER THE DATE HEREOF AND HEREBY INDEMNIFIES AND HOLDS HARMLESS JANSSEN FOR ANY AND ALL DAMAGES RESULTING FROM THE USE OR OPERATION OF THE EQUIPMENT (OR THE FAILURE TO OPERATE OR OTHER IMPROPER FUNCTIONING OF THE EQUIPMENT), OR ANY PART THEREOF, FROM AND AFTER THE DATE HEREOF, INCLUDING, WITHOUT LIMITATION, ALL INCIDENTAL OR CONSEQUENTIAL DAMAGES FOR LOSS OF REVENUE OR PROFIT, LOSS OF USE OF THE EQUIPMENT, DOWNTIME COSTS OR COST OF ANY SUBSTITUTE EQUIPMENT.

4.    THIS AMENDMENT SHALL BE EFFECTIVE AS OF DECEMBER 20, 2000.

WITNESS, the signature of all parties hereto by their duly authorized officers.

                                           JANSSEN PHARMACEUTICA INTERNATIONAL
                                           Represented by CILAG AG INTERNATIONAL

                             CILAG AG INTERNATIONAL
                             Landis + Gyr-Strasse 1
                             CH-6300 Zug

/s/ E. Rombouts                                          /s/ H. Schmid
----------------------                                   -----------------------
(title) EXECUTIVE DIRECTOR OPERATIONS                    (title) GENERAL MANAGER
E. ROMBOUTS                                              H. SCHMID

                                        ALKERMES CONTROLLED THERAPEUTICS INC. II

/s/ James Frates                                          /s/ Michael Landine
----------------------                                   ----------------------
(title) VICE PRESIDENT                                   (title) VICE PRESIDENT

                                            JANSSEN PHARMACEUTICA PRODUCTS, L.P.

                                                         /s/ Michael Chester
----------------------                                   -----------------------
(title)                                                  (title) SECRETARY

                                   EXHIBIT A

                                     [***]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH "*" AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.